SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 26, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                       1-4717                  44-0663509
 ----------------------------   ------------------------  ----------------------
 (State or other jurisdiction   (Commission file number)      (IRS Employer
      of incorporation)                                   Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)









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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                   DOCUMENT
              (99)                          Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated September 26, 2003 entitled, "Mexican Competition
                                            Commission Extends Authorization of
                                            KCS' Authority to Purchase Grupo
                                            TFM," is attached hereto as Exhibit
                                            99.1



ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated September 26, 2003, announcing the Mexican Competition Commission ("Commission") had extended for a period of six months its prior authorization of KCS' purchase of all of the shares of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") controlled by Grupo TMM, S.A. ("TMM"). The Commission acted at the request of KCS. The Commission did not place any conditions on the extension.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Kansas City Southern


Date: September 26, 2003                  By:      /S/ LOUIS G. VAN HORN
                                             ----------------------------------
                                                     Louis G. Van Horn
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU



    DATE:          SEPTEMBER 26, 2003

    MEDIA CONTACTS:
          Mexico      Gabriel Guerra               Phone: 011-5255-5273-5359
                      gguerra@gcya.net

          U.S.        William H. Galligan          Phone: 816/983-1551
                      william.h.galligan@kcsr.com


              MEXICAN COMPETITION COMMISSION EXTENDS AUTHORIZATION
                     OF KCS' AUTHORITY TO PURCHASE GRUPO TFM


     Kansas City Southern (KCS) (NYSE: KSU) announced today that the Mexican Competition Commission (Commission) had extended for a period of six months its prior authorization of KCS' purchase of all of the shares of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (Grupo TFM) controlled by Grupo TMM, S.A. (TMM). The Commission acted at the request of KCS. The Commission did not place any conditions on the extension. As has been previously announced by KCS, the Company plans to seek enforcement through all legal means of the Acquisition Agreement entered into by KCS and TMM on April 20, 2003.

     Ronald G. Russ, executive vice president and chief operating officer, said, "KCS is very pleased with the decision by the Competition Commission as it would allow the Acquisition to be completed during the period of the extension without having to apply once again for authority from the Commission."

        KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.

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